UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2005 (October 4, 2005)

MQ ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-101399	52-2148018
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 North Point Parkway

Alpharetta, Georgia 30022

(Address of Principal Executive Office, including Zip Code)

(770) 300-0101

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                             Results of Operations and Financial Condition.

On October 4, 2005, MQ Associates, Inc. issued a press release discussing its earnings for the year ended December 31, 2004 and announcing that MQ Associates will conduct a conference call to discuss information disclosed in its previously filed Annual Report on Form 10-K for the year ended December 31, 2004 and related matters.  The conference call will be conducted at 11:00 a.m. EDT on Thursday, October 6, 2005.  The conference call can be accessed at (866) 825-3354 (domestic) or  (617) 213-8063 (international).  Interested parties should call at least ten (10) minutes prior to the call to register and should use participant passcode #38793231.  If you are unable to listen to the call at that time, the telephonic replay will be available for seven days through October 13, 2005, at  (888) 286-8010 (domestic) or (617) 801-6888 (international) using participant passcode #72847798. A copy of the press release is attached as Exhibit 99.1 to this Current report on Form 8-K and is incorporated by reference herein.

ITEM 9.01                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Number	Description of Exhibit

99.1	Press release dated October 4, 2005.

* * * * *

This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, without limitation, statements regarding MQ Associates’ future growth and profitability, growth strategy and trends in the industry in which it operates.  These forward-looking statements are based on MQ Associates’ current expectations and are subject to a number of risks, uncertainties and assumptions.  MQ Associates can give no assurance that such forward-looking statements will prove to be correct.  Among the most important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are the results of the previously announced investigation by the U.S. Attorney’s Office, the previously announced inquiry by the Securities and Exchange Commission (the “SEC”) or any other future action taken by the SEC or the U.S. Attorney’s Office, general economic and business conditions, the effect of healthcare industry trends on third-party reimbursement rates and demand for MQ Associates’ services, limitations and delays in reimbursement by third-party payors, changes in governmental regulations that affect MQ Associates’ ability to do business, actions of its competitors, introduction of new technologies, risks associated with its acquisition strategy and integration costs, and the additional factors and risks contained in its Annual Report on Form 10-K for the year ended December 31, 2004, as well as other periodic reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: October 5, 2005

	By:	/s/ John G. Haggerty
		Name:	John G. Haggerty
		Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release dated October 4, 2005.